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     Janus Global Technology Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ........................     1

          Statement of Assets and Liabilities ..................     6

          Statement of Operations ..............................     7

          Statement of Changes in Net Assets ...................     8

          Financial Highlights .................................     9

          Notes to Schedule of Investments .....................    10

          Notes to Financial Statements ........................    11

          Explanation of Charts and Tables .....................    14

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Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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

Janus Global Technology Fund (closed to new investors)

[PHOTO]
Mike Lu
portfolio manager

For the six months ended April 30, 2001, Janus Global Technology Fund declined 39.76% versus the S&P 500 Index's loss of 12.06%.(1)

There's no question that the last six months have been difficult. Though the Federal Reserve reduced interest rates four times to bring the overnight lending rate to 4.50%, it did little to boost consumer or business confidence. Investors preferred to take a "wait-and-see" approach and kept money out of the market. Hardest hit was the technology sector, which was taken by surprise in mid-December when corporate spending in information technology came to an unprecedented halt. Meanwhile, companies continued to lower earnings expectations and announce layoffs, leaving the tech-laden Nasdaq Composite Index with a 37.20% drop for the period.

In this challenging environment, we focused more than ever on the industry's "enablers" - companies with cutting-edge software, hardware and services that are the most necessary to the largest number of companies. At a time when many corporations are buying on a need-only basis, that premise is crucial.

One such enabler is VERITAS Software, which remains one of our favorites despite being pulled down along with the broader market. During a time when clients are looking to reduce costs and get the most for their dollar, VERITAS' storage management software suite gives IT managers more control and flexibility over their resources. However, even with products that have a quick return on investment, VERITAS' orders may be affected if the economic downturn continues for a significant length of time. Thus, we're watching developing trends closely. In the meantime, the company's order pipeline continues to grow and it continues to gain market share as it provides mission-critical, value-added products to its customers.

Another name that meets our "need vs. want" criteria is Microsoft, which declined slightly but performed well on a relative basis. A significant portion of the company's revenue is subscription-based, which tends to be less susceptible to short-term fluctuations in purchasing trends. The subscription nature of the revenue base and the continuing rollouts of new products counteract concerns about the health of the PC and software upgrade cycles.

Meanwhile, anticipating additional spending cuts and subsequent rising inventories based on our customer-driven research, we utilized the brief market rally in January to take gains on some of our infrastructure holdings that have the weakest short-term demand visibility. Cisco Systems was one such company. The leading maker of computer-networking equipment announced in February that it expects its fiscal third-quarter sales to be flat to down 5% compared to the same period a year ago - the first such decline since Cisco went public. Cisco faced a double-whammy as telecom customer cutbacks in spending were augmented in December by a dramatic falloff in orders from enterprise customers. It's our belief that the resulting excess in component and system inventory will take a while to work through. Thus, while we continue to believe in the long-term growth prospects of the networking market, we have scaled back our position in Cisco.

As market volatility persists, it's important to keep in mind that due to current negative investor psychology, some companies are being punished despite unwavering business plans and strong managements. While we are sensitive to this short-term mindset, we continue to invest with a longer-term outlook. In my mind, those companies with the conviction and resources to continue to invest in their areas of expertise during severe market downturns will likely emerge from the current economic cycle with greater competitive strengths. Such long-held companies as Nokia, Sun Microsystems and Applied Materials are good examples. They are continuing with their investments during the downturn to further enhance their product lines and to generate greater operational efficiencies.

In the short term, we do not see signs of a fundamentally driven recovery in the tech sector. Frankly, we believe it will take some time for the oversupply situation to flow through the system and for end-customer demand to recover. During this period, however, we will continue to monitor short-term business developments and catalysts as we stay true to our goal of delivering long-term performance through detailed, company-by-company analysis. In the end, the companies we want to own today are the ones that are working to better position themselves for tomorrow.

As always, thank you for your continued investment and confidence in Janus Global Technology Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                 Janus Global Technology Fund  April 30, 2001  1

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                75.1%              89.9%
  Foreign                                               28.5%              28.1%
  European                                               9.0%               8.0%
Top 10 Equities (% of Assets)                           28.6%              34.6%
Number of Stocks                                           81                 99
Cash, Cash Equivalents and
  Fixed-Income Securities                               24.9%              10.1%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Semiconductor Equipment                                  7.7%               3.7%
Electronic Components
  - Semiconductors                                       7.2%               6.0%
Telecommunication Equipment                              6.7%               8.7%
Cellular Telecommunications                              5.9%               5.0%
Electronic Components                                    5.4%               3.2%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Nokia Oyj                                                5.0%               4.6%
Applied Materials, Inc.                                  3.6%               2.2%
China Mobile, Ltd. (ADR)                                 3.4%               2.2%
Microsoft Corp.                                          3.4%               0.9%
VERITAS Software Corp.                                   3.0%               3.7%
NTT DoCoMo, Inc.                                         2.5%               1.2%
Teradyne, Inc.                                           2.3%               1.5%
Sun Microsystems, Inc.                                   1.9%               4.7%
ASM Lithography Holding N.V
  - New York Shares                                      1.8%               0.9%
NEC Corp.                                                1.7%               1.3%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Since 12/31/98*
(48.95)%           24.47%

Janus Global Technology Fund - $16,649
S&P 500 Index - $10,451

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Technology Fund ($16,649) as compared to the S&P 500 Index ($10,451).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund may invest a significant portion of its assets in industry groups, which may react similarly to market development. As a result, this Fund may experience greater price volatility. Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 74.1%
Aerospace and Defense - 0.8%
     660,540     Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................    $    29,598,797

Applications Software - 4.1%
   1,951,965     Microsoft Corp.* ...........................    $   132,245,629
   2,956,816     Satyam Computer Services, Ltd.* ............         13,653,880
     229,505     Siebel Systems, Inc.* ......................         10,460,838

                                                                     156,360,347

See Notes to Schedule of Investments.

2  Janus Global Technology Fund April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Building Products - Doors and Windows - 0.2%
     690,000     Nippon Sheet Glass Company, Ltd.** .........    $     6,758,408

Business To Business/E-Commerce - 0.9%
   2,037,715     i2 Technologies, Inc.* .....................         35,476,618

Cellular Telecommunications - 5.9%
   5,243,880     China Mobile, Ltd. (ADR)*,** ...............        132,775,042
       4,605     NTT DoCoMo, Inc.** .........................         94,683,280

                                                                     227,458,322

Communications Software - 0.4%
   2,307,692     Yipes Communication Group, Inc.(ss) ........         14,999,998

Computer Aided Design - 1.0%
   1,935,475     Cadence Design Systems, Inc.* ..............         40,064,332

Computer Services - 1.1%
     397,030     Electronic Data Systems Corp. ..............         25,608,435
   1,261,863     Logica PLC .................................         18,054,976

                                                                      43,663,411

Computers - 3.6%
     746,275     Compaq Computer Corp. ......................         13,059,812
     172,350     IBM Corp. ..................................         19,844,379
  41,870,000     Legend Holdings, Ltd.** ....................         33,285,592
   4,227,690     Sun Microsystems, Inc.* ....................         72,378,053

                                                                     138,567,836

Computers - Integrated Systems - 0.9%
     928,810     Brocade Communications Systems, Inc.* ......         35,285,492

Computers - Memory Devices - 3.7%
     741,500     EMC Corp.* .................................         29,363,400
   1,904,530     VERITAS Software Corp.* ....................        113,529,033

                                                                     142,892,433

Consulting Services - 0.6%
   1,570,150     KPMG Consulting, Inc.* .....................         24,510,042

Distribution and Wholesale - 0.2%
   7,690,000     Global Tech Holdings, Ltd.** ...............          6,014,753

Diversified Operations - 0.4%
   5,149,000     Citic Pacific, Ltd.** ......................         14,821,797

Electronic Components - 5.4%
   1,076,675     Celestica, Inc. - New York Shares* .........         55,018,093
   3,619,000     NEC Corp.** ................................         66,060,990
     358,820     Samsung Electronics** ......................         62,391,613
     348,630     Samsung SDI Company, Ltd.** ................         14,479,920
     374,735     Sanmina Corp.* .............................         10,923,525

                                                                     208,874,141

Electronic Components - Semiconductors - 6.7%
   1,624,605     Advanced Micro Devices, Inc.* ..............         50,362,755
   4,277,449     ARM Holdings PLC* ..........................         23,495,660
     210,260     Micron Technology, Inc.* ...................          9,541,599
     420,830     NVIDIA Corp.* ..............................         35,055,139
     370,749     STMicroelectronics N.V. - New York Shares**          14,996,797
   1,221,725     Texas Instruments, Inc. ....................         47,280,758
     571,565     Transmeta Corp.* ...........................          9,968,094
   1,387,325     Xilinx, Inc.* ..............................         65,856,318

                                                                     256,557,120

Enterprise Software and Services - 2.4%
   1,247,070     Micromuse, Inc.* ...........................    $    61,729,965
   1,888,650     Oracle Corp.* ..............................         30,520,584

                                                                      92,250,549

Entertainment Software - 1.0%
     677,720     Electronic Arts, Inc.* .....................         38,372,506

Identification Systems and Devices - 0.6%
     747,662     Symbol Technologies, Inc. ..................         23,551,353

Internet Security - 1.8%
     565,485     Check Point Software Technologies, Ltd.* ...         35,472,874
     622,443     VeriSign, Inc.* ............................         31,918,877

                                                                      67,391,751

Medical - Biomedical and Genetic - 0.4%
     450,000     Affymetrix, Inc.* ..........................         14,872,500

Medical - Drugs - 0.6%
     619,070     Schering-Plough Corp. ......................         23,858,958

Multimedia - 1.3%
     539,410     AOL Time Warner, Inc.* .....................         27,240,205
     746,520     Walt Disney Co. ............................         22,582,230
                                                                      49,822,435

Network Software - 0.1%
     400,000     Universal Access, Inc.* ....................          1,864,000

Networking Products - 1.5%
   2,386,970     Cisco Systems, Inc.* .......................         40,530,751
     440,130     ONI Systems Corp.* .........................         15,813,871

                                                                      56,344,622
Pipelines - 1.0%
     588,205     Enron Corp. ................................         36,892,218

Semiconductor Components/Integrated Circuits - 3.5%
   1,500,000     Advanced Semiconductor
                   Engineering, Inc. (ADR)* .................          6,000,000
     862,495     Integrated Device Technology, Inc.* ........         33,783,929
     370,920     Linear Technology Corp. ....................         17,818,997
     781,280     Maxim Integrated Products, Inc.* ...........         39,923,408
     502,101     Taiwan Semiconductor Manufacturing
                   Company, Ltd. (ADR)* .....................         12,170,928
     768,685     Vitesse Semiconductor Corp.* ...............         26,058,421

                                                                     135,755,683

Semiconductor Equipment - 7.7%
   2,558,800     Applied Materials, Inc.* ...................        139,710,480
   2,487,835     ASM Lithography Holding N.V.
                   - New York Shares*,** ....................         67,345,693
   2,213,860     Teradyne, Inc.* ............................         87,447,470

                                                                     294,503,643

Telecommunication Equipment - 6.7%
   2,950,480     Datacraft Asia, Ltd. .......................         15,047,448
     398,700     Digital Lightwave, Inc.* ...................         16,785,270
     350,000     Matsushita Communication Industrial
                   Company, Ltd.** ..........................         19,265,794
     252,900     Nokia Oyj** ................................          8,362,958
   5,401,385     Nokia Oyj (ADR)** ..........................        184,673,353
     518,260     Sonus Networks, Inc.* ......................         13,194,900

                                                                     257,329,723

See Notes to Schedule of Investments.

                                  Janus Global Technology Fund April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - Fiber Optics - 2.4%
     565,780     Avanex Corp.* ..............................    $     8,152,890
     967,035     CIENA Corp.* ...............................         53,244,947
   1,370,390     JDS Uniphase Corp.* ........................         29,298,938
     753,105     Oplink Communications, Inc.* ...............          3,388,973

                                                                      94,085,748

Telecommunication Services - 0.4%
   2,990,670     Metromedia Fiber Network, Inc. - Class A* ..         15,222,510

Telephone - Integrated - 3.2%
     963,035     America Movil S.A. de C.V. - Series L (ADR)*         17,719,844
     391,495     Level 3 Communications, Inc.* ..............          5,570,974
   2,853,014     McLeodUSA, Inc. - Class A* .................         25,249,174
     994,860     SBC Communications, Inc. ...................         41,037,975
     963,035     Telefonos de Mexico S.A. (ADR) .............         33,321,011

                                                                     122,898,978

Web Hosting/Design - 0.6%
   2,442,425     Exodus Communications, Inc.* ...............         23,447,280

Wire and Cable Products - 1.8%
     734,000     Fujikura, Ltd.** ...........................          5,793,095
   4,492,000     Furukawa Electric Company, Ltd.** ..........         53,634,188
     935,000     Sumitomo Electric Industries, Ltd.** .......         11,564,981

                                                                      70,992,264

Wireless Equipment - 1.2%
   1,880,650     Crown Castle International Corp.* ..........         46,057,119
--------------------------------------------------------------------------------
Total Common Stock (cost $2,597,891,549) ....................      2,847,417,687
--------------------------------------------------------------------------------
Corporate Bonds - 5.2%
Applications Software - 0.4%
$ 17,900,000     Mercury Interactive Corp., 4.75%
                   convertible notes, due 7/1/07+ ...........         16,289,000

Business To Business/E-Commerce - 0.4%
  17,500,000     i2 Technologies, Inc., 5.25%
                   convertible subordinated notes
                   due 12/15/06+ ............................         14,743,750

Cable Television - 0.8%
  33,930,000     Telewest Communications PLC, 9.875%
                   senior notes, due 2/1/10 .................         30,961,125

Computers - Memory Devices - 0.4%
   8,000,000     VERITAS Software Corp., 1.856%
                   convertible discount notes, due 8/13/06 ..         13,960,000

Electronic Components - Semiconductors - 0.5%
   7,825,000     International Rectifier Corp., 4.25%
                   subordinated notes, due 7/15/07 ..........          7,805,437
  10,870,000     NVIDIA Corp., 4.75%
                   convertible subordinated notes
                   due 10/15/07 .............................         12,609,200

                                                                      20,414,637

Enterprise Software and Services - 0.4%
  11,000,000     BEA Systems, Inc., 4.00%
                   convertible subordinated notes
                   due 12/15/06+ ............................         15,482,500

Networking Products - 0.6%
$ 31,700,000     Candescent Technologies Corp., 8.00%
                   convertible senior subordinated
                   debentures, due 5/1/03+,(OMEGA),(DELTA) ..    $     6,340,000
  21,010,000     Juniper Networks Inc., 4.75%
                   subordinated notes, due 3/15/07 ..........         16,886,787

                                                                      23,226,787

Telecommunication Equipment - Fiber Optics - 0.1%
   3,000,000     CIENA Corp., 3.75%
                   senior notes, due 2/1/08 .................          2,613,750

Telecommunication Services - 0.2%
   9,000,000     Global Crossing Holdings, Ltd., 9.50%
                   senior notes, due 11/15/09 ...............          8,370,000

Telephone - Integrated - 1.1%
                 Level 3 Communications, Inc.:
   8,400,000       11.00%, senior notes, due 3/15/08 ........          5,775,000
   7,500,000       6.00%, convertible subordinated
                   debentures, due 3/15/10 ..................          2,587,500
  39,030,000     NTL, Inc., 11.50%
                   senior notes, due 2/1/06(OMEGA) ..........         32,980,350

                                                                      41,342,850

Web Hosting/Design - 0.3%
                 Exodus Communications, Inc.:
   6,155,000       11.25%, senior notes, due 7/1/08 .........          4,770,125
  15,000,000       4.75%, convertible subordinated notes
                   due 7/15/08+ .............................          8,287,500

                                                                      13,057,625
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $236,209,541) ...................        200,462,024
--------------------------------------------------------------------------------
Preferred Stock - 1.0%
Telephone - Integrated - 0.2%
      28,000     McLeodUSA, Inc. - Series A
                   convertible, 6.75% .......................          7,000,000

Wireless Equipment - 0.8%
     748,335     Crown Castle International Corp.
                   convertible, 6.25% .......................         31,617,154
--------------------------------------------------------------------------------
Total Preferred Stock (cost $44,416,750) ....................         38,617,154
--------------------------------------------------------------------------------
Repurchase Agreement - 4.0%
$152,400,000     BankAmerica Securities L.L.C., 4.64%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $152,419,643
                   collateralized by $522,956,267 in
                   U.S. Government Agencies, 0%-19.5937%,
                   10/26/01-5/1/31; with a value of
                   $155,448,073 (cost $152,400,000) .........        152,400,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 2.6%
                 General Electric Capital Corp.
 101,700,000       4.64%, 5/1/01
                   (amortized cost $101,700,000) ............        101,700,000
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

4  Janus Global Technology Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - 12.4%
                 Federal Home Loan Bank System:
$ 50,000,000       5.05%, 5/14/01 ...........................    $    49,908,820
  50,000,000       5.10%, 5/15/01 ...........................         49,900,833
  50,000,000       5.01%-5.03%, 5/31/01 .....................         49,790,833
  50,000,000       5.01%, 6/11/01 ...........................         49,714,708
 180,000,000       4.16%-4.17%, 6/27/01 .....................        178,813,608
  50,000,000       4.55%, 6/28/01 ...........................         49,633,472
                 Freddie Mac
  50,000,000       4.27%, 9/26/01 ...........................         49,125,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $476,884,553) ..........        476,887,274
--------------------------------------------------------------------------------
Total Investments (total cost $3,609,502,393) - 99.3% .......      3,817,484,139
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%         27,675,592
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 3,845,159,731
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.2%          $     8,370,000
Brazil                                             0.8%               29,598,797
Canada                                             1.4%               55,018,093
Finland                                            5.1%              193,036,311
France                                             0.4%               14,996,797
Hong Kong                                          4.9%              186,897,184
India                                              0.4%               13,653,880
Israel                                             0.9%               35,472,874
Japan                                              6.7%              257,760,736
Mexico                                             1.3%               51,040,855
Netherlands                                        1.8%               67,345,693
Singapore                                          0.4%               15,047,448
South Korea                                        2.0%               76,871,533
Taiwan                                             0.5%               18,170,928
United Kingdom                                     1.9%               72,511,761
United States++                                   71.3%            2,721,691,249
--------------------------------------------------------------------------------
Total                                            100.0%          $ 3,817,484,139

++Includes Short-Term Securities (52.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency           Currency        Unrealized
Settlement Date                  Units Sold    Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 11/2/01                     45,000,000     $   39,847,500    $      558,000
Hong Kong Dollar
  5/7/01                        245,000,000         31,416,701           (5,113)
Hong Kong Dollar
  5/10/01                       539,000,000         69,118,515            32,810
Hong Kong Dollar
  11/9/01                       395,200,000         50,648,485            10,063
Japanese Yen 5/7/01           8,800,000,000         71,202,077        15,046,220
Japanese Yen 10/26/01         1,300,000,000         10,735,214           222,675
Japanese Yen 11/2/01          7,500,000,000         61,985,008         (509,598)
Japanese Yen 11/9/01          6,704,700,000         55,457,997         (536,772)
South Korean Won
  10/22/01                   47,200,000,000         35,595,777           391,147
--------------------------------------------------------------------------------
Total                                           $  426,007,274    $   15,209,432

See Notes to Schedule of Investments.

                                 Janus Global Technology Fund  April 30, 2001  5

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $  3,609,502

Investments at value                                                $  3,817,484
  Cash                                                                     5,728
  Receivables:
    Investments sold                                                      32,634
    Fund shares sold                                                       5,183
    Dividends                                                              1,692
    Interest                                                               5,361
  Other assets                                                                12
  Forward currency contracts                                              15,209
--------------------------------------------------------------------------------
Total Assets                                                           3,883,303
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 30,534
    Fund shares repurchased                                                3,979
    Advisory fees                                                          1,869
    Transfer agent fees and expenses                                         635
  Accrued expenses                                                         1,126
--------------------------------------------------------------------------------
Total Liabilities                                                         38,143
--------------------------------------------------------------------------------
Net Assets                                                          $  3,845,160
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          236,024
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      16.29
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Global Technology Fund  April 30, 2001

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $     27,491
  Dividends                                                                7,935
  Foreign tax withheld                                                     (697)
--------------------------------------------------------------------------------
Total Investment Income                                                   34,729
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           16,411
  Transfer agent fees and expenses                                         5,492
  Registration fees                                                           --
  Postage and mailing expenses                                               304
  Custodian fees                                                             368
  Printing expenses                                                          457
  Audit fees                                                                  20
  Trustees' fees and expenses                                                 10
  Other expenses                                                              32
--------------------------------------------------------------------------------
Total Expenses                                                            23,094
Expense and Fee Offsets                                                    (339)
Net Expenses                                                              22,755
Net Investment Income/(Loss)                                              11,974
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (1,156,039)
  Net realized gain/(loss) from foreign currency transactions             43,068
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                 (1,808,792)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (2,921,763)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(2,909,789)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                 Janus Global Technology Fund  April 30, 2001  7

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the fiscal year ended October 31, 2000
(all numbers in thousands)                                           2001           2000
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $     11,974   $     15,143
  Net realized gain/(loss) from investment and
    foreign currency transactions                                 (1,112,971)      (194,404)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations              (1,808,792)      1,046,693
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   (2,909,789)        867,432
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             (86,531)        (4,200)
  Net realized gain from investment transactions*                          --             --
  Dividends (in excess of net realized gains from investments)             --       (37,535)
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (86,531)       (41,735)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         516,474      8,544,908
  Reinvested dividends and distributions                               83,844         40,471
  Shares repurchased                                              (1,323,330)    (5,181,098)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (723,012)      3,404,281
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (3,719,332)      4,229,978
Net Assets:
  Beginning of period                                               7,564,492      3,334,514
--------------------------------------------------------------------------------------------
  End of period                                                  $  3,845,160   $  7,564,492
--------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $  5,022,538   $  5,745,550
  Accumulated net investment income/(loss)*                          (86,608)       (12,051)
  Accumulated net realized gain/(loss) from investments*          (1,313,954)      (200,983)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     223,184      2,031,976
--------------------------------------------------------------------------------------------
                                                                 $  3,845,160   $  7,564,492
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          26,016        277,696
  Reinvested distributions                                              3,766          1,468
--------------------------------------------------------------------------------------------
Total                                                                  29,782        279,164
--------------------------------------------------------------------------------------------
  Shares repurchased                                                 (69,397)      (162,659)
Net Increase/(Decrease) in Fund Shares                               (39,615)        116,505
Shares Outstanding, Beginning of Period                               275,639        159,134
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     236,024        275,639
--------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $    923,033   $  7,284,807
  Proceeds from sales of securities                                 2,037,494      3,766,692
  Purchases of long-term U.S. government obligations                       --             --
  Proceeds from sales of long-term U.S. government obligations             --             --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Global Technology Fund  April 30, 2001

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year
or period ended October 31                       2001          2000            1999(2)
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    27.44    $    20.95      $    10.00
--------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                               --         (.02)              --
  Net gains on securities (both realized
    and unrealized)                              (10.82)          6.71           10.95
--------------------------------------------------------------------------------------
Total from Investment Operations                 (10.82)          6.69           10.95
--------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)           (.33)         (.02)              --
  Distributions (from capital gains)                  --            --              --
  Distributions (in excess of capital gains)          --         (.18)              --
--------------------------------------------------------------------------------------
Total Distributions                                (.33)         (.20)              --
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    16.29    $    27.44      $    20.95
--------------------------------------------------------------------------------------
Total Return*                                   (39.76)%        31.99%         109.40%
--------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $3,845,160    $7,564,492      $3,334,514
Average Net Assets for the Period
  (in thousands)                              $5,091,549    $8,883,777      $1,265,552
Ratio of Gross Expenses to
  Average Net Assets**(1)                          0.91%         0.91%           1.04%
Ratio of Net Expenses to
  Average Net Assets**(1)                          0.90%         0.90%           1.02%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets**                             0.47%         0.17%         (0.11)%
Portfolio Turnover Rate**                            40%           47%             31%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
 * Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                 Janus Global Technology Fund  April 30, 2001  9

Notes to Schedule of Investments


 *   Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.
(OMEGA) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects curent rate which may step up at a future date.
(ss) Restricted/Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.
(DELTA) Security is a defaulted security with accrued interest in the amount of $1,268,000.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                          Value as
                                 Acquisition  Acquisition       Fair        % of
                                    Date         Cost           Value    Net Assets
====================================================================================
Yipes Communication Group, Inc.    9/19/00    $14,999,998    $14,999,998    0.39%
====================================================================================

The Fund has registration rights for certain restricted securities held at April 30, 2001. The issuer incurs all registration costs.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10  Janus Global Technology Fund  April 30, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Global Technology Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                                Janus Global Technology Fund  April 30, 2001  11

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

12  Janus Global Technology Fund  April 30, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                $10,000                 $7,502          $780,743
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryovers noted below as of October 31, 2000, are available to offset future realized capital gains and thereby reduce further taxable gains distributions. These carryovers expire between October 31, 2007, and October 31, 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

Net Capital Loss     Federal Tax        Unrealized        Unrealized            Net
   Carryovers            Cost          Appreciation     (Depreciation)      Appreciation
-----------------------------------------------------------------------------------------
 $ (177,487,516)    $3,620,727,578    $  675,209,314    $ (478,452,753)    $  196,756,561
-----------------------------------------------------------------------------------------

                                Janus Global Technology Fund  April 30, 2001  13

Explanation of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

14  Janus Global Technology Fund  April 30, 2001

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                Janus Global Technology Fund  April 30, 2001  15

Notes

16  Janus Global Technology Fund  April 30, 2001

Notes

                                Janus Global Technology Fund  April 30, 2001  17

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                                   Denver, CO 80206
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Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.

                                                                      GT60-06/01